Significant transactions	6 Months Ended
Jun. 30, 2020
Business Combinations1 [Abstract]
Significant transactions	Significant transactions
Significant transactions in the six months ended June 30, 2020
Series 2030 notes issuance
On May 27, 2020, Alcon, through its wholly-owned subsidiary Alcon Finance Corporation (“AFC”), completed an offering of $750 million of non-current financial debt consisting of 2.600% senior notes due 2030. The senior notes are described in Note 7 of these Condensed Consolidated Interim Financial Statements.
Significant transactions in 2019
Refinancing of Bridge Facility and Facility A financial debts
On September 23, 2019, Alcon, through its wholly-owned subsidiary AFC, refinanced $2 billion of the bridge and term loans, which had been issued in April 2019, with $500 million of 2.750% senior notes due 2026, $1 billion of 3.000% senior notes due 2029, and $500 million of 3.800% senior notes due 2049.
Completion of Spin-off from Novartis through a dividend in kind distribution to Novartis shareholders
The Spin-off was executed on April 9, 2019 as described in Note 1 of these Condensed Consolidated Interim Financial Statements. The below transactions occurred in April 2019, immediately preceding the Spin-off.
On April 2, 2019, Alcon borrowed $3.2 billion against the bridge and other term loans which were executed on March 6, 2019 and are described in the Form 20-F. These borrowings increased Alcon's third party financial debts to $3.5 billion at the date of the Spin-off. Through a series of intercompany transactions, Alcon then paid approximately $3.1 billion in cash to Novartis and its affiliates prior to the Spin-off, decreasing Alcon's net assets to approximately $20.0 billion at the date of the Spin-off.
Surgical-Acquisition of PowerVision, Inc.
On March 13, 2019, Alcon acquired 100% of the outstanding shares and equity of PowerVision, Inc. ("PowerVision"), a privately-held, US-based company focused on developing accommodative, implantable intraocular lenses. This technology allows the intraocular lens to respond to natural muscular movements in the eye to alter shape and focus. The PowerVision acquisition was executed as part of Alcon's commitment to innovation in advanced technology intraocular lenses ("AT-IOLs").
The fair value of the total purchase consideration was $424 million. This amount consisted of an initial cash payment of $289 million and the fair value of the probability-weighted contingent consideration of $135 million due to PowerVision shareholders, which they are eligible to receive upon the achievement of specified regulatory and commercialization milestones. The purchase price allocation resulted in net identifiable assets of $418 million, which consisted of in-process research & development intangible assets of $505 million, a net deferred tax liability of $93 million, and other net assets of $6 million. Goodwill of $6 million was also recognized which is attributable to the assembled workforce. Cash paid for the acquisition, net of cash acquired, was $283 million. The 2019 results of operations since the date of acquisition and transaction costs for the acquisition were not material.